UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

REGIONAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	33-13110-NY	11-2831380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 825-4000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2020, the Board of Directors of Regional Brands Inc. (the “Company”) appointed Sanjay Singh as a director of the Company and as a member of the Company’s Audit Committee. Mr. Singh has been appointed to fill the vacancy on the Board of Directors created by the director resignation previously disclosed by the Company on December 18, 2019.

Mr. Singh, age 53, has served as the President of RKI, Inc., d/b/a Roll-Kraft, headquartered in Mentor, Ohio, since November 2015. Prior to that he was Executive Vice President of Roll-Kraft from July 2013 to November 2015. Roll-Kraft is an innovative supplier of tube and pipe tooling and roll forming tooling used by manufacturers around the world to produce thousands of products. At Roll-Kraft, Mr. Singh directs and leads the company’s efforts to excel in operational efficiencies and market penetration. He has most recently sharpened Roll-Kraft’s continuous improvement focus to meet Roll Kraft’s goals of 100% on-time delivery and first-time performance. Mr. Singh also leads Roll Kraft’s private investment initiatives in lower middle market companies located in northeast Ohio. Mr. Singh has held various financial executive leadership roles in Fortune 1000, privately held and private equity backed portfolio companies across various industries, including consumer products, manufacturing and service. Mr. Singh currently serves as a director of Mace Security International, Inc., a manufacturer of personal safety products (OTCQX: MACE), and as a member of the Boards of three non-profit organizations and an advisor to the Board of a technology startup.

There is no arrangement or understanding between Mr. Singh and any other person pursuant to which Mr. Singh was elected as a director of the Company. Mr. Singh has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Mr. Singh will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Director Compensation” in “Item 11. Executive Compensation” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BRANDS INC.

Date: January 10, 2020
	By:	/s/ Fred DiSanto
	Name:	Fred DiSanto
	Title:	Chief Executive Officer